Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

MediaAlpha, Inc. is taxed as a corporation and pays corporate federal, state and local taxes on income allocated to it from QL Holdings, LLC based upon MediaAlpha, Inc.’s economic interest held in QLH. QLH is treated as a pass-through partnership for income tax reporting purposes and not subject to federal income tax. Accordingly, the Company is not liable for income taxes on the portion of QL Holdings, LLC’s earnings not allocated to it. The results for the years ended December 31, 2019 and 2018 do not reflect income tax expense because, prior to the Reorganization Transactions, the consolidated QL Holdings, LLC pass-through entity was not subject to corporate tax.

For financial reporting purposes, income before income taxes includes the following components:

	Year Ended December 31,
(in thousands)	2020	2019	2018
United States	$9,048	$—	$—
Foreign	247

Total	$9,295	$—	$—

Components of income tax expense consisted of the following for the years indicated:

	Year Ended December 31,
(in thousands)	2020	2019	2018
Current income tax expense (benefit)
Federal	$(417)	$—	$—
State	(438)	—	—
Foreign	51	—	—

	$(804)	$—	$—

Deferred income tax expense (benefit)
Federal	$(354)	$—	$—
State	(108)	—	—
Foreign	(1)	—	—

	$(463)	$—	$—

Income tax (benefit)	$(1,267)	$—	$—

A reconciliation of the United States statutory income tax rate to the Company’s effective income tax rate is as follows for the years indicated:

	Year Ended December 31,
	2020	2019	2018
Statutory federal tax rate	21.0%	21.0%	21.0%
Income attributable to noncontrolling interests and nontaxable income	-33.3%	-21.0%	-21.0%
State income taxes, net of federal benefit	-1.1%
Transaction costs	3.4%
Change in uncertain tax positions	-3.3%
Other	-0.1%	0.0%

Effective income tax rate	-13.4%	0.0%	0.0%

The Company’s effective tax rate was (13.4)% in 2020, in comparison to the U.S. statutory tax rate in 2020 of 21.0%. The comparison of our effective tax rate to the U.S. statutory tax rate was primarily influenced by the fact that the Company is not liable for income taxes on the portion of QLH’s earnings that are attributable to the non-controlling interests and was not a taxable entity prior to the Reorganization Transactions.

Our accounting for the indefinite reinvestment assertion is complete. In general, it is our intention to permanently reinvest all earnings in excess of previously taxed amounts. While we believe that the financial reporting bases may be greater than the tax bases of investments in foreign subsidiaries for any earnings in excess of previously taxed amounts, such amounts are considered permanently reinvested.

Our accounting policy choice for GILTI is complete. Under U.S. GAAP, we are allowed to make an accounting policy choice of either (1) treating taxes due on future U.S. inclusions in taxable income related to GILTI as a current-period expense when incurred (the period cost method) or (2) factoring such amounts into the measurement of our deferred taxes (the deferred method). We selected the period cost method.

Details of the Company’s deferred tax assets and liabilities are as follows:

	Year Ended December 31,
(in thousands)	2020	2019

Deferred tax assets:
Investment in partnership	$25,443	$—
Net operating loss carryforwards and tax credits	1,906	—
Tax receivable agreement	5,324	—
Other	846	—

Total	$33,519	$—
Valuation allowance	(1,906)	—

Total deferred tax assets	$31,613	$—
Deferred tax liabilities:

Total deferred tax liabilities	$—	$—

Deferred tax assets	$31,613	$—

As of December 31, 2020, the Company had state net operating loss carryforwards (“NOLs”) of $13.7 million, of which all have definite lives. State NOLs of $0.3 million will begin to expire in 2028. As of December 31, 2020, the Company had foreign tax credit carryforwards of $1.0 million, which will begin to expire in 2028.

Valuation allowances will be recognized on deferred tax assets if it is more-likely-than-not that some or all of the deferred tax assets will not be utilized. In measuring deferred tax assets, the Company considers all available evidence, both positive and negative, to determine whether a valuation allowance is needed. As of December 31, 2020, the Company recorded a $1.9 million valuation allowance against deferred tax assets related to state NOLs and foreign tax credits as it believes it is more likely-than-not that such attributes will expire prior to utilization.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows for the years indicated. The Company did not have uncertain tax benefits during the years ended December 31, 2019 and 2018 because, prior to the Reorganization Transactions, the Company was not subject to corporate income taxes.

	Year Ended December 31,
(in thousands)	2020	2019	2018
Beginning balance	$—	$—	$—
Increase related to Reorganization Transactions	1,925	—	—
Increase related to current year tax positions	731	—	—
Decrease related to lapse in applicable statute of limitations	(385)	—	—

Ending balance	$2,271	$—	$—

As of December 31, 2020, the total liability related to uncertain tax positions was $2.3 million. Out of this amount of $1.8 million has been indemnified by White Mountains, for which an indemnification asset was recognized. The decrease in the liability for uncertain tax positions was due to a lapse of statue limitations. If recognized, $2.3 million of the amount of unrecognized tax benefits would impact our effective tax rate. Additionally, the Company will be indemnified for any tax imposed on which a reserve was recorded and as the Company recognizes uncertain tax positions the benefits would impact pre-tax results. The Company recognizes interest and penalties, if applicable, related to uncertain tax positions as a component of income tax expense. Accrued interest and penalties were approximately $0.7 million as of December 31, 2020 and 2019, and therefore did not impact the effective income tax rate.

The Company files income tax returns as required by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company may be subject to examination by federal and certain state and local tax authorities. As of December 31, 2020, the Company’s federal income tax returns for the years 2017 through 2019 and state and local tax returns for the years 2015 through 2018, and foreign income tax returns for the years 2018 and 2019 remain open and are subject to examination. Currently, no tax authorities are auditing any of the Company’s income tax matters.

Tax Receivable Agreement

In connection with the Reorganization Transactions and the IPO, the Company entered into the TRA, with Insignia, Senior Executives, and White Mountain. The Company expects to obtain an increase in its share of the tax basis in the net assets of QLH as Class B-1 units are redeemed from or exchanged (or, at our election, cash of an equivalent value). The Company intends to treat any redemptions and exchanges of Class B-1 units as direct purchases Class B-1 units for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that it would otherwise pay in the future to various tax authorities.

The TRA provides for the payment by MediaAlpha, Inc. to Insignia and the Senior Executives of 85% of the amount of any tax benefits the Company actually realizes, or in some cases is deemed to realize, as a result of (i) increases in the Company’s share of the tax basis in the net assets of QLH resulting from any redemptions or exchanges of Class B-1 units, (ii) tax basis increases attributable to payments made under the TRA, and (iii) deductions attributable to imputed interest pursuant to the TRA. The TRA will also require us to pay White Mountains 85% of the amount of the cash savings, if any, in U.S. federal, state and local income tax that we realize (or are deemed to realize) as a result of the utilization of the net operating losses of Intermediate Holdco attributable to periods prior to the IPO and the deduction of any imputed interest attributable to our payment obligations under the TRA. The Company expects to benefit from the remaining 15% of any of cash savings that it realizes.

No payments were made to pursuant to the TRA during the year ended December 31, 2020. The amounts payable under the TRA will vary depending upon a number of factors, including the amount, character, and timing of the taxable income of MediaAlpha, Inc. in the future.